Supplement dated June 5, 2009

supplementing the Statement of Additional Information,

dated May 1, 2009,

as may be revised or supplemented from time to time

of Hansberger International Series

401 East Las Olas Boulevard

Suite 1700

Fort Lauderdale, Florida 33301

Telephone No. 954-522-5150

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and should be read in conjunction with the Prospectus and SAI.

INTERNATIONAL GROWTH FUND

(the “Fund”)

Effective June 30, 2009, the voluntary management fee breakpoint instituted by Hansberger Global Investors, Inc. for the Fund with respect to the combined assets of the Fund and the ING International Capital Appreciation Fund that exceed $700 million is terminated. All references to the voluntary breakpoint in the SAI are removed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.